CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Effective April 30, 2012

AMENDMENT NO 2 TO THE AGREEMENT

BETWEEN

***

and

DWM PETROLEUM AG

Relating to the sale and purchase of
80% of the issued share capital
of ***

THIS AMENDMENT (“Amendment”) is made effective as of April 30, 2012

BETWEEN:

(1)	*** a company organised under the laws of The *** whose registered office is at *** (hereinafter referred to as “***”); and

(2)	DWM PETROLEUM AG, a company registered in Switzerland, having its registered office at Bahnofstrasse 9, Baar, Switzerland (hereinafter referred to as “DWM”).

BACKGROUND:

A.

Effective December 31, 2012, *** and DWM entered into a share purchase agreement relating to the sale and purchase of 80% the issued share capital of ***, a Swiss company that would hold 100% shares in *** (hereinafter “SPA”).

B.	Effective December 31, 2013 Articles 3.4.1 and 3.4.3 of the SPA has been amended.

C.	DWM now desires and *** is willing to amend the provisions in the SPA in respect of the Contract (for subsoil use) with the Government ***, as follows.

NOW THEREFORE, *** AND DWM AGREE as follows:

1.	Last line in Article 3.1.2 of the SPA which reads as below is deleted:

***

2.	Following new Article 3.1.8 is added in SPA:

“Seller shall confirm to the Purchaser in writing that *** has agreed with the responsible Government authority, the terms for the Contract (for subsoil use) with the Government ***, along with a summary of terms so agreed.”

3.	Following new Article 3.2.12 is added in SPA:

“Seller shall confirm to the Purchaser in writing that *** has executed the Contract (for subsoil use) with the Government ***.”

4.	Except for the amendments in Articles 1 - 3 above, all other terms and conditions of the SPA shall remain in full force and effect.

IN WITNESS WHEREOF this Amendment has been signed by the parties (or their duly authorised representatives) effective as of April 30, 2012

***	DWM PETROLEUM AG

/s/ Signed	/s/ Dr. Werner Ladwein
Name:	Name:
Title:	Title:

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